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                                 Exhibit 10.1

                                AMENDMENT NO. 1
                                      TO
                 AMENDED AND RESTATED STOCK PURCHASE AGREEMENT

     THIS AMENDMENT NO. 1 TO AMENDED AND RESTATED STOCK PURCHASE AGREEMENT (this "Amendment") is made and entered into this 20th day of November, 2000, by and between The Wiser Oil Company, a Delaware corporation (the "Company"), and Wiser Investment Company, LLC, a Delaware limited liability company ("WIC").

                            W I T N E S S E T H :
                            - - - - - - - - - -

     WHEREAS, the Company and WIC entered into that certain Amended and Restated Stock Purchase Agreement dated as of December 13, 1999 (the "Amended and Restated Stock Purchase Agreement"); and

     WHEREAS, the Company and WIC wish to enter into this Agreement to amend the Amended and Restated Stock Purchase Agreement to extend the length of WIC's Option to purchase additional preferred shares;

     NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and in the Amended and Restated Stock Purchase Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     Section 1. Certain Definitions.  Terms used in this Amendment and not
                -------------------
otherwise defined shall have the meanings set forth in the Amended and Restated Stock Purchase Agreement.

     Section 2. Option to Purchase Additional Preferred Shares.  The Amended and
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Restated Stock Purchase Agreement is hereby amended in order to delete subsection (b) of Section 2.5 and to replace such subsection with a new subsection (b) to Section 2.5, to read in its entirety as follows:

     "(b) The Option shall be exercisable at any time and from time to time following the Closing and shall remain in full force and effect until 11:59 p.m., Dallas time, on May 25, 2001, or on such later date as may be mutually agreed to by the Company and WIC (the "Option Term")."

     Section 3. Ratification of Amended and Restated Stock Purchase Agreement.
                -------------------------------------------------------------
The Amended and Restated Stock Purchase Agreement is hereby ratified and confirmed in all respects.
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     Section 4. Counterparts.  This Amendment may be executed in several
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counterparts, each of which shall be an original and all of which shall constitute but one and same instrument.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed by its duly authorized representative as of the date first written above.

                                            THE WISER OIL COMPANY


                                            By:   /s/ A. Wayne Ritter
                                                  -------------------------
                                               Name:  A. Wayne Ritter
                                                      ---------------------
                                               Title: President
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                                            WISER INVESTMENT COMPANY, LLC


                                            By:   /s/ George K. Hickox, Jr.
                                                  -------------------------
                                               Name:  George K. Hickox, Jr.
                                                      ---------------------
                                               Title: Authorized Signatory
                                                      ---------------------